                                                                  EXHIBIT 10.T.2

                             AMENDMENT NO. 5 TO THE
                           EL PASO ENERGY CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

         Pursuant to authorization by the El Paso Corporation Board of Directors on January 20, 1999, and pursuant to Section 15 of the El Paso Energy Corporation Employee Stock Purchase Plan, effective as of January 20, 1999 and as amended since that date (the "Plan"), the Plan is hereby amended as follows, effective February 7, 2001:

         WHEREAS, the Certificate of Incorporation of El Paso Energy Corporation, a Delaware corporation, was amended to change the name of the corporation to El Paso Corporation effective February 7, 2001.

         NOW THEREFORE, the name of the Plan is hereby changed to the "El Paso Corporation Employee Stock Purchase Plan" and all references in the Plan to "El Paso Energy Corporation" or the "Company" shall mean "El Paso Corporation."

         IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 7th day of February 2001.


                                       EL PASO CORPORATION

                                       By:  /s/ Joel Richards III
                                           ------------------------
                                           Joel Richards III
                                           Executive Vice President
                                           Member of the Management
                                              Committee


Attest:

    /s/ David L. Siddall
------------------------------
    Corporate Secretary